UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2015

SELECT BANCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (910) 892-7080

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on May 19, 2015, the Board of Directors of Select Bancorp, Inc. (the “Registrant”) amended the Registrant’s Bylaws to provide that, unless the Registrant consents in writing to another forum, the sole and exclusive forum for certain types of legal actions brought against or on behalf of the Registrant must be a state court located within the City of Raleigh in Wake County, North Carolina or the United States District Court for the Eastern District of North Carolina. The amended bylaws further provide that actions filed in any North Carolina state court shall be subject to designation or assignment to the North Carolina Business Court. This summary of the material provisions of the amendment is qualified in its entirety by reference to new Section 6 of Article VIII of the Registrant’s Bylaws, a copy of which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2015, the Registrant held its Annual Meeting of Shareholders (the “Annual Meeting”). The voting results of the proposals submitted to shareholders at the Annual Meeting are set forth below. In the case of Proposal 1, the Board of Directors’ nine nominees were approved and elected to serve on the Registrant’s Board of Directors. Proposal 2 was also approved by the shareholders entitled to vote at the Annual Meeting. The proposals below are described in greater detail in the Registrant’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 15, 2015.

Proposal 1: Proposal to elect nine members of the Board of Directors for the terms indicated.

Directors Elected	Votes For	Votes Withheld	Broker Non-Votes

Three-Year Terms
James H. Glen, Jr.	5,786,270	125,833	2,552,944
Oscar N. Harris	5,883,574	28,529	2,552,944
Alicia Speight Hawk	5,786,270	125,833	2,552,944
John W. McCauley	5,839,185	72,918	2,552,944
Sharon L. Raynor	5,885,012	27,091	2,552,944
W. Lyndo Tippett	5,768,583	143,520	2,552,944

Two-Year Term
Gene W. Minton	5,786,270	125,833	2,552,944

One-Year Terms
V. Parker Overton	5,752,528	159,575	2,552,944
K. Clark Stallings	5,786,270	125,833	2,552,944

Proposal 2: Proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Registrant’s independent registered public accounting firm for 2015.

For	Against	Abstain	Broker Non-Votes

8,455,898	3,124	6,025	–

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

3.1	Bylaws of Select Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT BANCORP, INC.

By:	/s/ Mark A. Jeffries
Mark A. Jeffries Executive Vice President and Chief Financial Officer

Dated: May 21, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Bylaws of Select Bancorp, Inc.